UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 31, 2006
                                                         ----------------



                                  Advanta Corp.

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             (Exact name of registrant as specified in its charter)


         Delaware                     0-14120                    23-1462070

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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)



Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania           19477
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         (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.

     The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On October 31, 2006, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended September 30, 2006 and updating its expectations for the results for full year 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 31, 2006 at 11:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated October 10, 2006. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 90 days from the date of the call.

Item 8.01    Other Events.

     On October 31, 2006, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended September 30, 2006 and updating its expectations for the results for full year 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the exhibit that is filed with this Current Report on Form 8-K as well as in the Company's other filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

       The following exhibit relating to Items 2.02 and 8.01 shall be deemed "filed" under the Exchange Act:

       99.1 Press Release issued October 31, 2006 regarding financial results for the quarter ended September 30, 2006 and expectations for the financial results for full year 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Advanta Corp.
                                   -----------------------------
                                           (Registrant)


Date: October 31, 2006
                                   By:  /s/ Elizabeth Mai
                                       -----------------------------------------
                                       Elizabeth H. Mai, Chief Administrative
                                       Officer, Senior Vice President, Secretary
                                       and General Counsel

                                  EXHIBIT INDEX
                                  -------------



Exhibit       Description                                       Method of Filing
-------       -----------                                       ----------------


99.1          Press release issued October 31, 2006              Filed herewith
              regarding financial results for
              the quarter ended September 30, 2006
              and expectations for the financial
              results for full year 2006.